SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------



                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    June 11, 1997
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                                  (Date of Report)



                                NEORX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                0-16614                  91-1261311
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(State or Other Jurisdiction    (Commission           (IRS Employer
     of Incorporation)            File No.)            Identification No.)

               410 West Harrison Street, Seattle, Washington 98119
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               (Address of principal executive offices) (Zip Code)

                           (206) 281-7001
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              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      See Exhibit Index

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Effective May 27, 1997, pursuant to a Stock Purchase Agreement dated as of May 24, 1997, NeoRx Corporation (the "Company") issued 698,702 shares of its common stock (the "Common Stock") to Schwarz Pharma AG, a corporation organized and existing under the laws of the Federal Republic of Germany ("Schwarz Pharma"), for an aggregate purchase price of $4,000,000. The Common Stock was offered and sold directly by the Company to Schwarz Pharma and no commissions were paid in connection with the offer and sale of the Common Stock. The offering was made in reliance on Regulation S promulgated under the Securities Act of 1933, as amended.

         The offer and sale was made in an offshore transaction (as defined in Regulation S) and no direct selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NEORX CORPORATION



Dated:  June 11, 1997                       By    /S/ RICHARD L. ANDERSON
                                                  -----------------------
                                                  Richard L. Anderson
                                                  Senior Vice President, Chief
                                                  Financial Officer, Secretary
                                                  and Treasurer




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                                  EXHIBIT INDEX

EXHIBIT NUMBER           DESCRIPTION

         10.1 Stock Purchase Agreement, dated as of May 24, 1997, between NeoRx Corporation and Schwarz Pharma AG




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